                                                                  EXECUTION COPY

                                   TSPC, Inc.
                            Hughes Center, Suite 460
                           3993 Howard Hughes Parkway
                               Las Vegas, NV 89109

                                               July 1, 2005
JPMorgan Chase Bank, N.A.
as Administrative Agent
131 South Dearborn, Mail Suite IL1-1729
Chicago, Illinois 60603

J.P. Morgan Securities Inc.
131 South Dearborn, Mail Suite IL1-1729
Chicago, Illinois 60603

         Re: TriMas Receivables Facility Amended and Restated Fee Letter

Ladies and Gentlemen:

         Reference is hereby made to that certain Receivables Transfer
Agreement, dated as of June 6, 2002, as amended June 3, 2005 (as amended, supplemented or otherwise modified and in effect from time to time, the
"Receivables Transfer Agreement"), by and among TSPC, Inc., a Delaware corporation (the "Transferor"), TriMas Corporation, a Delaware corporation, individually (the "Parent"), as collection agent (in such capacity, the
"Collection Agent") and TriMas Company, LLC ("TriMas LLC") as guarantor under the Limited Guaranty set forth in Article IX thereto (in such capacity, the
"Guarantor"), the several commercial paper conduits identified on Schedule B thereto and their respective permitted successors and assigns (the "CP Conduit
Purchasers"), the several financial institutions identified on Schedule B thereto and their respective permitted successors and assigns (the "Committed
Purchasers"), the agent bank set forth opposite the name of each CP Conduit
Purchaser and Committed Purchaser on Schedule B thereto and its permitted successor and assign (the "Funding Agent" with respect to the CP Conduit
Purchasers and Committed Purchasers) and JPMorgan Chase Bank, N.A., f/k/a
JPMorgan Chase Bank, as Administrative Agent (in such capacity, the
"Administrative Agent") for the benefit of the CP Conduit Purchasers and the
Committed Purchasers. Capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in the Receivables Transfer Agreement.

         In connection with the transactions contemplated by the Receivables
Transfer Agreement, and the other Facility Documents, the parties hereto hereby agree as follows:

1.   (a) Program Fee

         Upfront Fee - On the date hereof, the Transferor hereby agrees to pay to the Administrative Agent, for the benefit of each Committed
         Purchaser a one time fee (the "Upfront Fee"), in an aggregate amount equal to the product of (a) 0.30%, and (b) the total of the Commitments of the Committed Purchasers.

         Used Fee - From the date hereof up to the occurrence of a Termination
         Date the Transferor hereby agrees to pay to the Administrative Agent, for the benefit of the CP Conduit Purchasers, a used fee (the "Used
         Fee") for each Settlement Period payable on each Settlement Date (or if such day is not a Business Day, the next succeeding Business Day), in an amount equal to the product of (a) the average daily Net Investment during the related Settlement Period, computed on the basis of the actual number of days elapsed in such Settlement Period in a year of
         360 days, and (b) the Applicable Used Fee Percentage. The Applicable
         Used Fee Percentage for a given Settlement Period shall be based upon the Applicable Leverage Ratio (as defined herein). The Applicable
         Leverage Ratio calculated will fall into one of five classes in the first column of Exhibit A hereto (the "Operative Row"), and the
         Applicable Used Fee Percentage shall be in the Used Fee Percentage column on Exhibit A in the Operative Row.

         Unused Fee - From the date hereof up to the occurrence of a Termination
         Date, the Transferor hereby agrees to pay to the Administrative Agent, for the benefit of the CP Conduit Purchasers or the Committed
         Purchasers, as applicable, an unused fee (the "Unused Fee") for each
         Settlement Period payable on each Settlement Date (or if such day is not a Business Day, the next succeeding Business Day), in an amount equal to the product of (a) the difference between (i) the average daily Aggregate Commitment and (ii) the average daily Net Investment during the related Settlement Period, computed on the basis of the actual number of days elapsed in such Settlement Period in a year of
         360 days, and (b) the Applicable Unused Fee Percentage. The Applicable
         Unused Fee Percentage for a given Settlement Period shall be based upon the Applicable Leverage Ratio. The Applicable Unused Fee Percentage
         shall be in the Unused Fee Percentage column on Exhibit A in the
         Operative Row.

         "Applicable Leverage Ratio" - means for purposes of calculating each of the Applicable Used Fee Percentage and the Applicable Unused Fee
         Percentage, the Leverage Ratio (as defined in the Credit Agreement)
         which shall be determined as of the end of each fiscal quarter of
         Transferor's fiscal year based upon Parent's consolidated financial statements delivered pursuant to Section 5.01(a)(i) or (ii) of the
         Receivables Transfer Agreement; and each change in the Used Fee

         Percentage and the Unused Fee Percentage resulting from a change in the
         Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be "> 4.25"
         (A) at any time that a Termination Event has occurred and is continuing or (B) if Transferor or the Parent fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section
         5.01(a)(i) or (ii), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

     (b) Amendment / Waiver Fee

         So long as JPMorgan Chase Bank, N.A., or an Affiliate is a Funding
         Agent under the Receivables Transfer Agreement, and JPMorgan Chase
         Bank, N.A., or an Affiliate, is also the Administrative Agent under the
         Credit Agreement, if (i) any amendment or waiver is granted under the
         Credit Agreement by the Lenders (as defined therein, hereinafter
         "Lenders") which has the net effect of waiving or amending Section
         7.01(m) of the Receivables Transfer Agreement, which, without such amendment or waiver would have resulted in the occurrence of a
         Potential Termination Event or Termination Event, and (ii) any
         remuneration, including a fee, is paid to the Lenders for such amendment or waiver under the Credit Agreement, then a proportionate fee shall be concurrently paid to the Funding Agents, on behalf of each
         CP Conduit Purchaser and each Committed Purchaser.

2.   Payment or Reimbursement of Miscellaneous Expenses.

     The Transferor hereby agrees to pay (or to reimburse the Administrative
     Agent, any CP Conduit Purchaser, any Committed Purchaser or any Funding
     Agent if the Administrative Agent, such CP Conduit Purchaser, such
     Committed Purchaser or such Funding Agent has previously paid) all expenses
     (including, without limitation, reasonable attorneys', accountants', rating agencies' and other third parties' fees and expenses, any filing fees and expenses incurred by officers or employees of the Administrative Agent, the
     CP Conduit Purchasers, the Committed Purchasers and/or the Funding Agents)
     incurred by or on behalf of the Administrative Agent, the CP Conduit
     Purchasers, the Committed Purchasers and the Funding Agents.

3.   Miscellaneous.

         (a) This letter agreement is the Fee Letter specified in the
     Receivables Transfer Agreement, amends and restates in its entirety that certain Fee Letter dated June 6, 2002, and shall be entitled to all of the rights and the benefits, and

     subject to all of the limitations and restrictions of, the Receivables
     Transfer Agreement as is such rights, benefits, limitations and restrictions were set forth herein in their entirety. Notwithstanding the foregoing, the Program Fee as defined in and due and owing under the June
     6, 2002 Fee Letter for the Settlement Period ending June 30, 2005, shall survive the termination of the June 6, 2002 Fee Letter and shall be due and owing hereunder on the July 2005 Settlement Date.

         (b) This letter agreement may be executed in any number of counterparts, each of which, taken together, shall constitute one and the same agreement.

         (c) No amendment, modification or waiver of any provision of this letter agreement shall be effective without the written agreement of each of the parties hereto. Any waiver or consent shall be effective only in the specific instance and for the specified purpose for which given.

         (d) This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

If you are in agreement with the foregoing, kindly indicate your consent in the space provided below.

                                        TSPC, Inc.
                                        as Transferor

                                        by: /s/ Robert J. Zalupski
                                            ------------------------------------
                                            Name:  Robert J. Zalupski
                                            Title: Vice President and Treasurer

Accepted and agreed as of the
date first above written:

JPMorganChase Bank, N.A.
as Administrative Agent

by: /s/ John Kuhns
    ---------------------
    Name:  John Kuhns
    Title: Vice President

J.P. Morgan Securities Inc.

by: /s/ John Kuhns
    ---------------------
    Name:  John Kuhns
    Title: Vice President

Park Avenue Receivables Company LLC

by: /s/ John Kuhns
    ---------------------
    Name:  John Kuhns
    Title: Authorized Signer

JPMorgan Chase Bank, N.A.
as Committed Purchaser for Park Avenue Receivables Company LLC

by: /s/ John Kuhns
    ---------------------
    Name:  John Kuhns
    Title: Vice President

JPMorgan Chase Bank, N.A.
as Funding Agent for Park Avenue Receivables Company LLC

by: /s/ John Kuhns
    ---------------------
    Name:  John Kuhns
    Title: Vice President

                                    Exhibit A



     --------------------------------- ------------------------------------- ---------------------------------

      Leverage Ratio (as defined in           Unused Fee Percentage                Used Fee Percentage
          the Credit Agreement)
                                                   (per annum)                         (per annum)
     --------------------------------- ------------------------------------- ---------------------------------
                 < = 3.00                             0.350%                              0.750%
     --------------------------------- ------------------------------------- ---------------------------------
           > 3.00 and < = 3.50                        0.400%                              0.825%
     --------------------------------- ------------------------------------- ---------------------------------
           > 3.50 and < = 4.00                        0.450%                              0.950%
     --------------------------------- ------------------------------------- ---------------------------------
           > 4.00 and < = 4.25                        0.500%                              1.150%
     --------------------------------- ------------------------------------- ---------------------------------
                  > 4.25                              0.500%                              1.350%
     --------------------------------- ------------------------------------- ---------------------------------
